                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
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Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
                                               14a-12
[_]  Confidential, For Use of the
     Commission Only (as permitted
     by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

                      MUNICIPAL ADVANTAGE FUND INC. ("MAF")

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                (Name of Registrants as Specified In Its Charter)

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MUNICIPAL ADVANTAGE FUND INC.

1345 Avenue of the Americas
New York, New York 10105

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

January 19, 2006

To the Stockholders:

The Annual Meeting of Stockholders (the ‘‘Annual Meeting’’) of Municipal Advantage Fund Inc. (the ‘‘Fund’’) will be held at 1345 Avenue of the Americas, New York, New York, on the 49th floor, on Monday, February 27, 2006 at 9:30 a.m., for the purposes of considering and voting upon:

1.	To elect Directors of the Fund, each to hold office for the term indicated and until their successors shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments of postponements thereof.

The Board of Directors has fixed the close of business on December 28, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

By Order of the Board of Directors,
Thomas J. Fuccillo Secretary

TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate Accounts		Valid Signature
(1)	ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d/ 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

MUNICIPAL ADVANTAGE FUND INC.

1345 Avenue of the Americas
New York, New York 10105

PROXY STATEMENT

This proxy statement is furnished in connection with a solicitation by the Board of Directors of Municipal Advantage Fund Inc. (the ‘‘Fund’’) of proxies to be voted at the Annual Meeting of Stockholders of the Fund (the ‘‘Annual Meeting’’) to be held at 1345 Avenue of the Americas, New York, New York on the 49th floor, on Monday, February 27, 2006, at 9:30 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

The Notice of Annual Meeting of Stockholders (the ‘‘Notice’’), this proxy statement and the enclosed proxy card are first being sent to stockholders on or about January 19, 2006.

Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting (i) by written notice received by the Secretary of the Fund at any time before they are voted or (ii) by properly executing and delivering a later dated proxy. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of the nominees for Director. The Board of Directors has fixed the close of business on December 28, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 7,257,093 shares of Common Stock outstanding and 1,100 shares of Preferred Stock outstanding.

In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date, with no other notice than announcement at the meeting, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR, in favor of a proposed adjournment and will vote those proxies that they are entitled to vote AGAINST, against a proposed adjournment. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund entitled to vote at the Annual Meeting.

The principal executive offices of the Fund are located at 1345 Avenue of the Americas, New York, New York 10105. Allianz Global Investors Fund Management LLC (‘‘AGIFM’’ or the ‘‘Investment Manager’’ or the ‘‘Manager’’) is the Fund's investment manager. AGIFM retains its affiliate, Oppenheimer Capital LLC (‘‘OpCap’’ or the ‘‘Investment Adviser’’), to serve as the Fund's investment adviser. Additional information regarding AGIFM and OpCap may be found under the section ‘‘Investment Manager and Investment Adviser’’.

Summary of Proposals

Proposal	Class of Stockholder Solicited

Election of Directors:

	Common Shares	Preferred Shares
Election of Hans E. Kertess	X	X
Election of John J. Dalessandro II	X	X
Election of R. Peter Sullivan III	X	X

PROPOSAL: ELECTION OF DIRECTORS

In accordance with the Fund’s Charter, the Fund’s Board of Directors is divided into three classes (each a ‘‘Class’’): Class I, the term of which will expire at the Fund’s 2007 annual meeting of stockholders; Class II, the term of which will expire at the Fund’s 2008 annual meeting of stockholders; and Class III, the term of which will expire at the Annual Meeting. At each annual meeting, successors to the Class of Directors whose term expires at that annual meeting shall be elected for a three-year term. Accordingly, stockholders will vote to elect Class III Directors, whose term expires at the Annual Meeting, for an approximate three-year term expiring at the 2009 annual meetings.

In January 2006, Messrs. Kertess and Dalessandro were nominated by the Nominating Committee of the Board to fill respectively, a Class I and Class III vacancy then existing on the Board due to the retirement of Wendy W. Luers and Raymond D. Horton in December 2005. In accordance with the Fund’s Charter, Messrs. Kertess and Dalessandro, if elected, shall serve as Directors until the Fund’s 2007 annual meeting and 2009 annual meeting, respectively. The Charter provides that any Director elected by stockholders to fill a vacancy shall hold office for the balance of the term of the Director he replaced.

In January 2006, the Fund’s Board also approved an increase in the size of the Board from five to six members and R. Peter Sullivan III was nominated by the Nominating Committee to fill the vacancy created by such action. In accordance with the Fund’s Charter, Mr. Sullivan was nominated as a Class III Director to serve, if elected, until the Fund’s 2009 annual meeting.

Trustee	Class	Expiration of Term if Elected
Hans E. Kertess	Class I	2007 Annual Meeting
John J. Dalessandro II	Class III	2009 Annual Meeting
R. Peter Sullivan III	Class III	2009 Annual Meeting

Under this classified Board structure, only Directors in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an ‘‘anti-takeover’’ provision, may make it more difficult for the Fund’s stockholders to change the majority of the Directors and, thus, promotes the continuity of management.

The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees listed above. The nominees have indicated that they will serve if elected, but if a nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with his/her judgment.

The Directors, including the ‘‘Non-Interested’’ Directors, recommend that the Stockholders vote FOR the nominees for election as Directors.

The following table provides information concerning the Directors or Nominees:

Name, Address*, and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee

Independent Directors/Nominees**
Paul Belica 09/27/1921 Class II	Director	Since 2003	Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC; and Formerly, senior executive and member of the Board of Smith Barney, Harris Upham & Co.	24	None.
Robert E. Connor 09/17/1934 Class I	Director	Since 2000	Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.	24	None.
John J. Dalessandro II 07/26/1937 Class III	Nominee	Nominee for Initial Election	Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.	23	None.
Hans W. Kertess 07/12/1939 Class I	Nominee	Nominee for Initial Election	President, H. Kertess & Co.; Formerly, Managing Director, Royal Bank of Canada Capital Markets.	23	None.
R. Peter Sullivan III 09/04/1941 Class III	Nominee	Nominee for Initial Election	Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.	20	None.
Interested Directors/Nominees†
David C. Flattum 08/27/1964 Class II	Director	Since 2004	Managing Director, Chief Operating Officer, General Counsel and member of Management Board, Allianz Global Investors of America L.P.; member of Management Board, Allianz Global Investors Fund Management LLC. Formerly, Head of Corporate Functions of Allianz Global Investors of America L.P.; Partner, Latham & Watkins LLP (1998-2001).	52	None.

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

**	‘‘Independent Directors’’ or ‘‘Independent Nominees’’ are those Directors or nominees who are not ‘‘interested persons,’’ as defined in the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), of the Fund.

†	Mr. Flattum is an ‘‘interested person’’ of the Fund due to his affiliation with Allianz Global Investors of America L.P. (‘‘AGI’’) and the Manager. In addition to Mr. Flattum’s positions with Funds set forth in the table above, he holds the following positions with affiliated persons: Managing Director, Chief Operating Officer, General Counsel and member of Management Board, AGI; member of Management Board, Allianz Global Investors Fund Management LLC; Director of PIMCO Global Advisors (Resources) Limited; Managing Director of Allianz Dresdner Asset Management U.S. Equities LLC, Allianz Hedge Fund Partners Holding L.P., Allianz-PacLife Partners LLC; PIMCO Advisors Holdings LLC; Director and Chief Executive Officer, Oppenheimer Group, Inc.

The following table states the dollar range of equity securities beneficially owned as of December 31, 2005 by the Directors/Nominees of the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Directors/Nominees in the ‘‘family of investment companies’’ including the Fund.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors/Nominees
Paul Belica	None.	Over $100,000.
Robert E. Connor	None.	None.
Raymond D. Horton	None.	None.
Wendy W. Luers	None.	None.
Hans E. Kertess*	None.	None.
John J. Dalessandro*	None.	None.
R. Peter Sullivan III*	None.	None.
Interested Director/Nominee
David C. Flattum	None.	Over $100,000.

*	Messrs. Kertess, Dalessandro and Sullivan were nominated as Directors of the Fund in January 2006.

As of December 31, 2005, Directors who are Independent Directors and nominees and their immediately family members did not own securities of the Investment Manager of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Manager of the Fund.

As of December 28, 2005, the Directors and Nominees and the officers of the Fund as a group and individually beneficially owned less than one percent (1%) of the Fund’s outstanding Common Stock and Preferred Stock and, to the knowledge of the Fund, no person beneficially owned more than five percent (5%) of the Fund’s outstanding Stock at that date.

Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Investment Manager and the Investment Adviser during the past fiscal year. The following table provides information concerning the compensation paid during the fiscal year ended October 31, 2005 to each Director of the Fund and the nominees for election. Please note that the Fund does not provide any pension or retirement benefits to the Directors. No compensation was paid during the fiscal year ended October 31, 2005 by the Fund or the Fund Complex to Mr. Flattum, who is a Director of the Fund and an ‘‘interested person’’ as defined in the 1940 Act, because of his relationship with the Investment Manager.

Name of Director	Aggregate Compensation from Fund for the Fiscal Year Ended October 31, 2005	Total Compensation from the Fund and the Fund Complex for the Fiscal Year Ended October 31, 2005**
Independent Directors/Nominees
Paul Belica	$9,950	$110,850
Robert E. Connor	$11,575	$167,475
Raymond D. Horton	$9,950	$9,950
Wendy W. Luers	$9,950	$9,950
Hans E. Kertess†	$0	$164,758
John J. Dalessandro II†	$0	$158,258
R. Peter Sullivan III†	$0	$144,824
Interested Director/Nominee
David C. Flattum*	$0	$0

*	Mr. Flattum does not receive compensation for his service as a Director of the Fund.

**	In addition to the other closed end funds in the Fund Complex advised by the manager, during the most recently completed fiscal year, all of the Directors served as Directors of one open-end investment company (comprising four separate investment portfolios) advised by the Manager. The investment companies are considered to be in the same ‘‘Fund Complex’’ as the Funds.

†	Messrs. Kertess, Dalessandro and Sullivan did not serve as Directors of the Fund during the fiscal year, but did serve as directors or trustees of other investment companies in the Fund Complex during the period.

The Fund has no employees. Its officers are compensated by the Investment Manager, Investment Adviser or one of their affiliates.

Board Committees and Meetings

Audit Oversight Committee. The Fund’s Audit Oversight Committee (the ‘‘Audit Committee’’) is composed entirely of Directors who are not ‘‘interested persons’’ of the Fund, the Investment Manager, Investment Adviser or their affiliates within the meaning of the 1940 Act, and who are ‘‘independent’’ as defined in the New York Stock Exchange listing standards. Currently, Messrs. Belica and Connor are members of the Audit Committee. Mr. Horton and Ms. Luers served on the Audit Committee until their retirement in December 2005. Messrs. Kertess, Dalessandro and Sullivan will serve on the Audit Committee if elected as Directors. The Audit Committee convened twice during the fiscal year ended October 31, 2005. The principal functions of the Audit Committee are to select the Fund’s independent registered public accounting firm, to review with the independent registered public accounting firm the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent registered public accounting firm concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent registered public accounting firm might want to make in that connection. The Board has determined that Mr. Belica qualifies as an ‘‘audit committee financial expert’’, as defined in Section 401(h) of Regulation S-K. The Fund has adopted a written charter for its Audit Committee. A copy of the written charter for the Fund, dated June 16, 2005, is attached to this proxy statement as Exhibit A. A report of the Audit Committee, dated December 14, 2005, is attached to this proxy statement as Exhibit B.

The Audit Committee has received written disclosures and the letter required by Independence Standards Board No. 1 from PricewaterhouseCoopers LLP (‘‘PwC’’), the Fund’s independent registered public accounting firm, and has discussed with PwC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statements on Auditing Standards No. 61. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended October 31, 2005.

Nominating Committee. The Fund has a Nominating Committee, which is composed solely of Independent Directors, consisting of Messrs. Belica and Connor. Mr. Horton and Ms. Luers served on the Nominating Committee until their retirement in December 2005. Messrs. Kertess, Dalessandro and Sullivan will serve on the Nominating Committee if elected as Directors. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee has adopted a charter, which is posted on the Fund’s website, http://www.allianzinvestors.com/closedendfunds/literature.

Qualifications for Director Nominees. The Nominating Committee requires that Director candidates have a college degree or equivalent business experience. The Nominating Committee may take into account factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board’s composition. Additionally, it is the Board’s policy that Directors on the Board may not serve in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Fund’s investment adviser or its affiliates. In identifying potential nominees, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Directors, (ii) the Fund’s officers, (iii) the Fund’s stockholders and (iv) any other source the Nominating Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identity potential candidates.

Consideration of Candidates Recommended by Stockholders. The Nominating Committee will review and consider nominees recommended by stockholders to serve as Director, provided (i) any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, (ii) the recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the meeting at which the nominee would be elected, and (iii) the recommendation must include (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended (the ‘‘candidate’’), (B) the class or series and number of all shares of the Fund of record or beneficially owned by the candidate, (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’), adopted by the Securities and Exchange Commission (the ‘‘SEC’’) (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending stockholder believes that the candidate is or will be an ‘‘interested person’’ of the Fund (as defined in the 1940 Act, as amended) and, if not an ‘‘interested person,’’ information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the recommending stockholder’s name as it appears on the Fund’s books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending stockholder; and (v) a description of all arrangements or understandings between the recommending stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending stockholder. In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

The Nominating Committee has full discretion to reject nominees recommended by Stockholders, and there is no assurance that any such person so recommended and considered by the Nominating Committee will be nominated for election to the Board.

Valuation Committee. The Fund has a Valuation Committee consisting of Messrs. Belica and Connor. Mr. Horton and Ms. Luers served on the Valuation Committee until their retirement in December 2005. Messrs. Kertess, Dalessandro and Sullivan will serve on the Valuation Committee if elected as Directors. The Fund’s Board has delegated to the Committee the responsibility to determine or cause to be determined the fair value of the Fund’s portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the valuation of Fund portfolio securities and periodically information from the Investment Manager and the Investment Adviser regarding fair value and liquidity determination made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assist the Board in resolving particular valuation matters.

Meetings. During the fiscal year ended October 31, 2005, the Board of Directors held four regular meetings. The Audit Committee met in separate session twice. Each Director including those Directors who retired in December, 2005, attended at least 75% of the meetings of the Board and the meetings of the committees on which such Director served during the fiscal year ended October 31, 2005.

Stockholder Communications with the Board of Directors. The Fund has adopted procedures by which Fund stockholders may send communications to the Board of Directors. Stockholders may mail written communications to the Board to the attention of the Board of Directors, c/o Brian Shlissel, Fund President, Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105. Stockholder communications must (i) be in writing and be signed by the stockholder and (ii) identify the class and number of shares held by the stockholder. The President of the Fund is responsible for reviewing properly submitted stockholder communications. The President shall either (i) provide a copy of each properly submitted stockholder communication to the Board at its next regularly scheduled board meeting or (ii) if the President determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The President may, in good faith, determine that a stockholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, stockholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These Procedures shall not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a stockholder of the Fund, or (iii) any stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act, as amended, or any communication made in connection with such a proposal. The Fund’s Directors are not required to attend the Fund’s annual stockholder meetings or to otherwise make themselves available to stockholders for communications, other than by the aforementioned procedures.

Section 16(a) Beneficial Ownership Reporting Compliance. The Fund’s Directors and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of the Fund (i.e. the Fund’s Common Stock or Preferred Stock) are required to file forms reporting their affiliation with the Fund and securities reports of ownership and changes in ownership of the Fund’s securities with the SEC and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to the Fund, the Fund believes that the Fund's Directors and relevant officers, investment advisers and relevant affiliated persons of the investment advisers have complied with all applicable filing requirements during the fiscal year ended October 31, 2005.

Required Vote

The election of each of Messrs. Kertess, Dalessandro and Sullivan as a Director requires the affirmative vote of the holders of a plurality of the shares of the Common Stock and Preferred Stock of the Fund, voting together as a single class, present or represented by proxy at the Annual Meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

Executive and Other Officers of the Fund

The table below provides certain investment information concerning the executive officers of the Fund. Officers hold office at the pleasure of the Fund’s Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Fund who are principals, officers, members or employees of AGIFM or OpCap are not compensated by the Fund. Unless otherwise noted, the address of all officers is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105. The current executive officers of the Fund are:

Name, Address and Age	Position(s) Held with Fund+	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Brian S. Shlissel 1345 Avenue of the Americas, 47th Floor New York, NY 10105 11/14/1964	President & Chief Executive Officer Treasurer	Since 2002 2000-2002	Executive Vice President, Allianz Global Investors Fund Management LLC; Trustee, President and Chief Executive Officer, Premier VIT; President and Chief Executive Officer, Fixed Income SHares, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Municipal Advantage Fund, Inc., PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund and PIMCO Global StocksPLUS & Income Fund; Assistant Treasurer, Allianz Funds.
Matthew Greenwald 1345 Avenue of the Americas, 47th Floor New York, NY 10105 04/29/1954	Executive Vice President	Since 1997	Senior Vice President of Oppenheimer Capital LLC.
Lawrence G. Altadonna 1345 Avenue of the Americas, 47th Floor New York, NY 10105 03/10/1966	Treasurer	2002	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Municipal Advantage Fund, Inc., PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund and PIMCO Global StocksPLUS & Income Fund; Treasurer, Fixed Income SHares, Premier VIT; Assistant Treasurer, Allianz Funds. Formerly, Director of Fund Administration, Prudential Investments.

Name, Address and Age	Position(s) Held with Fund+	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Youse Guia 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 09/03/1972	Chief Compliance Officer	2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer, Allianz Funds, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas- Applegate International & Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Municipal Advantage Fund, Inc, Fixed Income SHares and Premier VIT. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002). Audit Manager, PricewaterhouseCoopers LLP (1996 – 2002).
Thomas J. Fuccillo 1345 Avenue of the Americas, 50th Floor New York, NY 10105 03/22/1968	Secretary and Chief Legal Officer	2004	Vice President, Senior Fund Attorney, Allianz Global Investors of America L.P., Secretary and Chief Legal Officer, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Municipal Advantage Fund Inc., Fixed Income SHares and Premier VIT. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.

+	Pursuant to the Fund’s By-laws, each officer shall be elected by the Board of Directors each year to hold office until the meeting of the Board following the next annual meeting of the stockholders and until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned or have been removed.

Investment Manager and Investment Adviser. The Investment Manager, located at 1345 Avenue of the Americas, New York, New York 10105, is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and its business affairs and other administrative matters. The Investment Manager retains its affiliate, OpCap, as investment adviser to manage the Fund’s investments. OpCap is located at 1345 Avenue of the Americas, New York, New York 10105. The Investment Manager and the Investment Adviser are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

Regulatory and Litigation Matters. In June and September 2004, the Investment Manager, certain of its affiliates (Allianz Global Investors Distributors LLC and PEA Capital LLC) and Allianz Global Investors of America L.P. (‘‘AGI’’), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the ‘‘SEC’’), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. Two settlements (with the SEC and New Jersey) related to an alleged ‘‘market timing’’ arrangement in certain open-end funds sub-advised by PEA Capital. Two settlements (with the SEC and California) related to the alleged use of cash and fund portfolio commissions to finance ‘‘shelf-space’’ arrangements with broker-dealers for open-end funds. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. The settling parties also agreed to make certain corporate governance changes. None of the settlements allege that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning ‘‘market timing’’ and ‘‘revenue sharing/shelf space/directed brokerage,’’ which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a Multi-District Litigation in the United States District Court for the District of Maryland, and the revenue sharing/shelf space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. An additional market timing lawsuit filed by the Attorney General of West Virginia against a number of fund companies, including the Investment Manager and two of its affiliates, has also been transferred to the Multi-District Litigation in Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions. The Investment Manager believes that other similar lawsuits may be filed in federal or state courts in the future.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Investment Manager, AGI and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the New Jersey settlement referenced above with regard to any implications under Section 9(a), the Investment Manager and certain of its affiliates, including the Investment Adviser, (together, the ‘‘Applicants’’) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent exemptive order. There is no assurance that the SEC will issue a permanent order. If a court injunction were to issue against the Investment Manager or the Affiliates with respect to any of the other matters referenced above, the Investment Manager or the affiliates would, in turn, seek similar exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this document.

Independent Registered Public Accounting Firm. The Audit Committee of the Fund’s Board unanimously selected PricewaterhouseCoopers LLP (‘‘PwC’’) as the independent registered public accounting firm for the current fiscal year ending October 31, 2006. PwC served as the independent registered public accounting firm of the Fund for the last fiscal year and also serves as the independent registered public accounting firm of various other investment companies for which AGIFM serves as investment adviser. PwC is located at 300 Madison Avenue, New York, New York 10017. The Fund knows of no direct financial or material indirect financial interest of PwC in the Fund.

A representative of PwC, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

The Fund’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on an annual basis, the Fund’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund. The President of the Fund also pre-approves any permitted non-audit services to be provided to the Fund.

In addition, the Fund’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to AGIFM, OpCap and any entity controlling, controlled by, or under common control with AGIFM or OpCap that provides ongoing services to the Fund (together, the ‘‘Accounting Affiliates’’), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Audit Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

The Fund’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. The Chairman of the Fund’s Audit Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by the Chairman (or other delegate) is reported to the full Audit Committee at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Fund or its Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the ‘‘de minimis exception’’).

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For the Fund’s previous two fiscal years, the Audit Fees billed by PwC are shown in the table below:

Fiscal Year Ended	Audit Fees
October 31, 2005	$35,000
October 31, 2004	$33,000

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees’’ above, including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Stock), attestation reports and comfort letters. The table below shows, for the Fund’s previous two fiscal years, the Audit-Related Fees billed by PwC to the Fund and the Audit-Related Fees billed by PwC to the Fund’s Accounting Affiliates for audit-related services related directly to the operations and financial reporting of the Fund:

	Fiscal Year Ended	Audit-Related Fees
Fund	October 31, 2005	$8,000
Accounting Affiliates of Fund	October 31, 2005	$0
Fund	October 31, 2004	$21,000
Accounting Affiliates of Fund	October 31, 2004	$0

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for the Fund’s previous two fiscal years, the Tax Fees billed by PwC to the Fund and the Tax Fees billed by PwC to the Fund’s Accounting Affiliates for tax services related directly to the operations and financial reporting of the Fund:

	Fiscal Year Ended	Tax Fees
Fund	October 31, 2005	$5,700
Accounting Affiliates of Fund	October 31, 2005	$0
Fund	October 31, 2004	$5,400
Accounting Affiliates of Fund	October 31, 2004	$0

All Other Fees. All Other Fees are fees related to services other than those reported above under ‘‘Audit Fees,’’ ‘‘Audit-Related Fees’’ and ‘‘Tax Fees.’’ For the Fund’s last two fiscal years, no such fees were billed by PwC to the Fund and no such fees were billed by PwC to the Fund’s Accounting Affiliates for such services that were related directly to the operations and financial reporting of the Fund.

During the periods indicated in the tables above, no services described under ‘‘Audit-Related Fees,’’ ‘‘Tax Fees’’ or ‘‘All Other Fees’’ were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, for the Fund’s previous two fiscal years, for services rendered to the Fund and the Fund’s Accounting Affiliates are shown in the table below:

Fiscal Year Ended	Non-Audit Fees for Fund	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees
October 31, 2005	$13,700	$2,624,091	$2,637,791
October 31, 2004	$26,400	$2,958,153	$2,984,553

The Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Accounting Affiliates that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Fund) were compatible with maintaining the independence of PwC as the Fund's independent registered public accounting firm. Please see the Report of the Audit Oversight Committee in Exhibit B to this proxy statement.

OTHER BUSINESS

As of the date of this proxy statement, the Fund’s officers and the Investment Manager know of no business to come before the Annual Meeting other than as set forth in the Notice. If any other business is properly brought before the Annual Meeting, or any adjournment thereof, the persons named as proxies will vote in their sole discretion.

REPORTS TO STOCKHOLDERS

The Fund’s 2005 Annual Report to Stockholders was mailed to stockholders on or about December 20, 2005. Additional copies of the Annual Report and the Fund’s subsequent semi-annual report, if any, may be obtained without charge by contacting the Fund by calling the Fund’s transfer agent at 1-800-331-1710 or by writing to the Fund at 2187 Atlantic Street, 7th Floor, Stamford, CT 06902.

PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

All proposals by stockholders of the Fund which are intended to be presented at the Fund's Annual Meeting of Stockholders to be held in 2007, must be received by the Fund (addressed to Municipal Advantage Fund Inc., 1345 Avenue of the Americas, New York, New York 10105) for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than September 21, 2006. The submission by a stockholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Stockholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund’s Bylaws. Any stockholder who desires to bring a proposal at the Fund’s 2007 annual meeting of stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Municipal Advantage Fund Inc., 1345 Avenue of the Americas, New York, New York 10105) during the thirty-day period from December 1, 2006 to December 31, 2006. If a stockholder who wishes to present a proposal fails to notify the Fund within these dates, the parties solicited for the meeting will have discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting. If a stockholder makes a timely solicitation, the parties may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy voting rules.

EXPENSES OF PROXY SOLICITATION

The solicitation will be by mail and the cost of soliciting proxies and the costs of any adjournments of the meeting will be borne by the Fund. Certain officers of the Fund and certain officers and employees of the Investment Manager or its affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and personal interviews.

January 19, 2006

EXHIBIT A

Municipal Advantage Fund Inc.
Audit Oversight Committee Charter

(Adopted as of January 14, 2004,
as amended through
June 16, 2005)

The Board of Directors (the ‘‘Board’’) of Municipal Advantage Fund Inc. (the ‘‘Fund’’) has adopted this Charter to govern the activities of the Audit Oversight Committee (the ‘‘Committee’’) with respect to its oversight of the Fund. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems and independent auditors. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct ‘‘field work’’ or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

Each member of the Committee may not be an ‘‘interested person’’ of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set for in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the ‘‘NYSE’’). Each member of the Committee must be ‘‘financially literate’’ (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have ‘‘accounting or related financial management expertise,’’ in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Determine the selection, retention or termination of the Fund’s independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

2. To consider the independence of the Fund’s independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard (‘‘ISB’’) No. 1.

3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4. Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s independent auditors.

6. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm's internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

7. Review with the Fund’s independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8. Meet with management and the independent auditors to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the independent auditors matters required by Statement of Accounting Standards (‘‘SAS’’) No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.

9. Discuss with management and the independent auditors the Fund’s unaudited financial statements.

10. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11. Review with management and, as applicable, with the independent auditors the Fund’s accounting and financial reporting policies, practices and internal controls, management’s guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

12. Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

13. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

14. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

15. Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

16. Report to the Board on a regular basis (at least annually) on the Committee’s activities.

17. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s independent auditors for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

EXHIBIT B

Report of Audit Oversight Committee

of the Board of Directors of
Municipal Advantage Fund (the ‘‘Fund’’)

Dated December 14, 2005

The Audit Oversight Committee (the ‘‘Committee’’) oversees the Fund’s financial reporting process on behalf of the Board of Directors of the Fund (the ‘‘Board’’) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (‘‘Management’’) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended October 31, 2005 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (‘‘PwC’’), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended October 31, 2005. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent registered public accounting firms to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (‘‘AGIFM’’), the Fund’s investment manager, Oppenheimer Capital LLC (‘‘OpCap’’), the Fund’s investment adviser and any entity controlling, controlled by or under common control with AGIFM or OpCap that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended October 31, 2005 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2006.

Submitted by the Audit Committee of the Board of Directors:

Paul Belica
Robert E. Connor
Raymond D. Horton
Wendy W. Luers

B-1

                                      PROXY
                          MUNICIPAL ADVANTAGE FUND INC.
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  STOCKHOLDERS TO BE HELD ON FEBRUARY 27, 2006

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

The undersigned holder of common shares of Municipal Advantage Fund Inc., a
Maryland corporation (the "Fund"), hereby appoints Lawrence G. Altadonna, Thomas
J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the
Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at
9:30 a.m., Eastern Time, February 27, 2006 at the offices of Allianz Global
Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New
York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE REGARDING
THE ELECTION OF DIRECTORS INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED
TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF DIRECTORS.

     Please refer to the Proxy Statement for a discussion of the Election of
Directors.

--------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
         AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-----------------------------------      ---------------------------------------

-----------------------------------      ---------------------------------------

-----------------------------------      ---------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Directors urges you to vote "FOR" the election of all Nominees.

I. Election of Directors:

   (01) Hans E. Kertess (Class I)
   (02) John J. Dalessandro II (Class III)
   (03) R. Peter Sullivan III (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                          MUNICIPAL ADVANTAGE FUND INC.
--------------------------------------------------------------------------------

                                 COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                               ---
Please check box at right if an address change or comment     |   |
has been made on the reverse side of this card.                ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:             Date:        (if any) signature:              Date:
          ------------      ------                     -------------      ------

                                      PROXY
                          MUNICIPAL ADVANTAGE FUND INC.
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  STOCKHOLDERS TO BE HELD ON FEBRUARY 27, 2006

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

The undersigned holder of preferred shares of Municipal Advantage Fund Inc., a
Maryland corporation (the "Fund"), hereby appoints Lawrence G. Altadonna, Thomas
J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the
Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at
9:30 a.m., Eastern Time, February 27, 2006 at the offices of Allianz Global
Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New
York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE REGARDING
THE ELECTION OF DIRECTORS INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED
TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF DIRECTORS.

     Please refer to the Proxy Statement for a discussion of the Election of
Directors.

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        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
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NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
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HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

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    Please mark
|X| votes as in
    this example.

Your Board of Directors urges you to vote "FOR" the election of all Nominees.

I. Election of Directors:

   (01) Hans E. Kertess (Class I)
   (02) John J. Dalessandro II (Class III)
   (03) R. Peter Sullivan III (Class III)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   ALL   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
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                 For all Nominees except as noted above

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                          MUNICIPAL ADVANTAGE FUND INC.
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                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

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Please check box at right if an address change or comment    |   |
has been made on the reverse side of this card.               ---

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:             Date:        (if any) signature:              Date:
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